UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2007

Natrol, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21411 Prairie Street, Chatsworth, CA	91311
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  818-739-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 9.01   Financial Statements and Exhibits

As described on Form 8-K filed September 14, 2007 by Natrol Inc., the company is presenting today at the CL King 5th Annual Best Ideas Conference in New York City at 9:30 a.m. Eastern Time. The presentation will be made by Craig Cameron, the Company’s Chief Operations Officer, in place of Wayne Bos, its President and Chief Executive Officer. A live webcast of the presentation is available at http://www.wsw.com/webcast/clk4/ntol and the presentation materials are furnished as Exhibit 99.1 to this Form 8-K and will also be posted on the Company’s website at www.natrol.com.

(d)                                 EXHIBITS

Exhibit No.	Description
99.1	CL King 5th Annual Best Ideas Conference Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2007	NATROL, INC.

	By:	/s/ Dennis R. Jolicoeur
Dennis R. Jolicoeur
Chief Financial Officer,
Treasurer and
Executive Vice President